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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004
                                                  (August 13, 2004)

                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Ohio                         1-13292                       31-1414921
----------------           ------------------------          -------------------
(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

                  14111 Scottslawn Road, Marysville, Ohio 43041
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               (Address of principal executive offices) (Zip Code)

                                 (937) 644-0011
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

         Item 1.01. Entry into a Material Definitive Agreement.

         As of August 13, 2004, The Scotts Company (the "Registrant") entered into a First Amendment (the "First Amendment") in respect of the Second Amended and Restated Credit Agreement, dated as of October 22, 2003 (the "Credit Agreement"), among the Registrant, as Borrower; Hyponex Corporation, Miracle Garden Care Limited, OM Scott International Investments Ltd., Scotts Australia Pty. Ltd, Scotts Canada Ltd., Scotts Holdings Limited, Scotts Manufacturing Company, Scotts-Sierra Horticultural Products Company, Scotts-Sierra Investments, Inc., Scotts Temecula Operations, LLC, Scotts Treasury EEIG and The Scotts Company (UK) Ltd., subsidiaries of the Registrant who are also borrowers under the Credit Agreement (the "Subsidiary Borrowers"); the banks and other financial institutions and entities then party to the Credit Agreement (the "Lenders"); JPMorgan Chase Bank, as Administrative Agent; Citicorp North America, Inc., as Syndication Agent; and Bank of America, N.A. and Bank One, NA, as Co-Documentation Agents. Pursuant to the First Amendment, on August 13, 2004, the term loans in the principal amount of $399 million then outstanding under the Credit Agreement were prepaid in full with the proceeds of new term loans, consisting of two tranches (Tranche A Term Loans and Tranche B Term Loans) in the aggregate principal amount of $400 million.

         The aggregate principal amount of the Tranche A Term Loans as of August 13, 2004 was $250 million, which amount is to be repaid in consecutive quarterly installments commencing on September 30, 2004, and ending June 30, 2009, followed by a balloon payment on September 30, 2009 in the following amounts:
(a) for the installments due on September 30, 2004 through and including June 30, 2007 - $625,000; (b) for the installments due on September 30, 2007 through and including June 30, 2008 - $9,375,000; (c) for the installments due on September 30, 2008 through and including June 30, 2009 - $13,750,000; and (d) for the balloon payment due on September 30, 2009 - $150 million. The Tranche A Term Loans have a variable interest rate which is based on a Leverage Ratio pricing grid margin over LIBOR and was 2.875% at August 13, 2004.

         The aggregate principal amount of the Tranche B Term Loans as of August 13, 2004 was $150 million, which amount is to be repaid in consecutive quarterly installments commencing on September 30, 2004 and ending June 30, 2010, followed by a balloon payment on September 30, 2010, in the following amounts: (a) for the installments due on September 30, 2004 through and including June 30, 2010 - $375,000; and (b) for the balloon payment due on September 30, 2010 - $141 million. The Tranche B Term Loans have a variable interest rate which is based on a Leverage Ratio pricing grid over LIBOR and was 3.125% at August 13, 2004.

         The First Amendment also provides the Registrant with the ability to request, at any time prior to September 30, 2010, up to three additional term loan facilities (each, an "Incremental Term Facility" and the loans thereunder, "Incremental Term Loans"), in each separate case in a minimum aggregate principal amount of $50 million with the aggregate amount of the Incremental Term Loans not to exceed $150 million. The Incremental Term Loans may be used for the purpose of providing all or a part of the consideration for an acquisition by the Registrant or one of its subsidiaries of all or substantially all the assets of, or other equity interests in, a


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person or division or line of business of a person or other significant assets of a person (other than inventory, leases, materials and equipment and other assets in the ordinary course of business), as permitted under the terms of the Credit Agreement as amended by the First Amendment (a "Permitted Acquisition"). The Registrant may request an Incremental Term Loan if after giving effect to and including the aggregate principal amount of the Incremental Term Loans and giving effect to any Permitted Acquisition funded by Incremental Term Loans, the Senior Secured Leverage Ratio (calculated in accordance with the terms of the First Amendment) as of the last day of the most recently completed fiscal quarter of the Registrant would have been less than 2.50 to 1.00 on a pro forma basis. The Incremental Term Loans, if any, will not have a final maturity earlier than September 30, 2010. Except as described above, the Incremental Term Loans will be treated substantially the same as the Tranche B Term Loans although the Incremental Term Loans may be priced differently than the Tranche B Term Loans. The Incremental Term Loans, if any, will rank pari passu in right of payment and of security with the Tranche A Term Loans and the Tranche B Term Loans.

         The financial covenants under the Credit Agreement, as amended by the First Amendment, continue to consist of a minimum interest coverage ratio and a maximum leverage ratio along with negative covenants addressing limitations on liens, contingent obligations, fundamental changes, capital expenditures, acquisitions, investments, loans and advances, indebtedness, restrictions on subsidiary distributions, transactions with affiliates and officers, sales of assets, sale and leaseback transactions, changing the Registrant's fiscal year end, modification of specified debt instruments, negative pledge clauses, entering into new lines of business, restricted payments and redemption of specified indebtedness. Collateral for the borrowings under the Credit Agreement, as amended by the First Amendment, continues to consist of pledges by the Registrant and all of its domestic subsidiaries of substantially all of their personal, real and intellectual property. The pledge by the Registrant and its subsidiaries of a majority of the stock in foreign subsidiaries that borrow under the Credit Agreement, as amended by the First Amendment, also continues. The obligations of the Registrant under the Credit Agreement, as amended, may be accelerated upon the occurrence of specified events.

         A copy of the First Amendment is being filed as Exhibit 4 to this Current Report on Form 8-K. The foregoing summary of the First Amendment is qualified in its entirety by reference to Exhibit 4.

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

         The discussion of the First Amendment entered into by the Registrant as of August 13, 2004 is incorporated herein by reference from "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The discussion of the First Amendment entered into by the Registrant as of August 13, 2004 is incorporated herein by reference from "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K.




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Section 9 - Financial Statements and Exhibits

         Item 9.01. Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  Exhibit No.            Description

                      4               First Amendment, dated as of
                                      August 13, 2004, in respect of
                                      the Second Amended and Restated
                                      Credit Agreement, dated as of
                                      October 22, 2003 (the "Credit
                                      Agreement"), among The Scotts
                                      Company, as Borrower; certain
                                      subsidiaries of The Scotts
                                      Company who are also borrowers
                                      from time to time under the
                                      Credit Agreement, as Subsidiary
                                      Borrowers; the banks and other
                                      financial institutions and
                                      entities from time to time
                                      parties to the Credit
                                      Agreement, as Lenders; JPMorgan
                                      Chase Bank, as Administrative
                                      Agent; Citicorp North America,
                                      Inc., as Syndication Agent; and
                                      Bank of America, N.A. and Bank
                                      One, NA, as Co-Documentation
                                      Agents


                  [Remainder of page intentionally left blank;
                         signature on following page.]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              THE SCOTTS COMPANY




Dated:  August 30, 2004                      By:   /s/ Christopher L. Nagel
                                                --------------------------------
                                             Printed Name:  Christopher L. Nagel
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated August 30, 2004

                               The Scotts Company


Exhibit No.                   Description

        4 First Amendment, dated as of August 13, 2004, in respect of the Second Amended and Restated Credit Agreement, dated as of October 22, 2003 (the "Credit Agreement"), among The Scotts Company, as Borrower; certain subsidiaries of The Scotts Company who are also borrowers from time to time under the Credit Agreement, as Subsidiary Borrowers; the banks and other financial institutions and entities from time to time parties to the Credit Agreement, as Lenders; JPMorgan Chase Bank, as Administrative Agent; Citicorp North America, Inc., as Syndication Agent; and Bank of America, N.A. and Bank One, NA, as Co-Documentation Agents


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